Exhibit 10.6.2

SECOND AMENDMENT TO DISTRIBUTION AGREEMENT

This SECOND AMENDMENT TO DISTRIBUTION AGREEMENT (this “Second Amendment”), entered into as of February 16, 2021 (the “Second Amendment Date”), and effective as of the Second Amendment Date, is made and entered into by and between Fresenius Medical Care Holdings, Inc., a corporation organized and existing under the Laws of the State of New York (“Fresenius”), and Humacyte, Inc., a corporation organized and existing under the Laws of the State of Delaware (“Humacyte”).

WHEREAS, Fresenius and Humacyte entered into that certain Distribution Agreement, effective as of June 25, 2018 (the “Original Agreement”), as amended by that certain First Amendment, dated as of October 2, 2019 (the “First Amendment”);

WHEREAS, the term “Agreement” where used in the Original Agreement and this Second Amendment, is deemed inclusive of the Original Agreement as amended by the First Amendment and this Second Amendment; and

WHEREAS, Fresenius and Humacyte each wish to amend and update certain aspects of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth out in this Second Amendment and other good and valuable consideration, the sufficiency of which are acknowledged, the parties to this Second Amendment agree as follows:

1.	Definitions; Cross References.

1.1	All terms not expressly defined or modified in this Second Amendment shall have the meaning ascribed therefor in the Agreement.

1.2	Unless otherwise indicated, all references to Sections and Articles herein are references to the corresponding Section or Article of the Agreement.

2.	Certain Agreements and Amendments of the Agreement.

2.1	The following definitions are hereby deleted from Article 1 in their entirety: [***], “Listed Countries”, [***], “Specified Payors”, “US Promotion Contingencies”, “US Promotion Diligence Obligation” and “US Team Diligence Obligation”.

2.2	The following terms in Article 1 and as used throughout the Agreement are hereby revised to remove references to “/Japan” from the terms and the corresponding definitions: “EU/Japan”, “EU/Japan Development Report”, “EU/Japan Development Term”, “EU/Japan Launch Date”, and “EU/Japan Plans”.

2.3	The definition “Additional Product Distribution Agreements” in Article 1 is hereby amended by replacing “worldwide distribution rights” with “distribution rights in the Territory”.

2.4	The definition of “EU” in Article 1 is hereby deleted in its entirety and replaced with the following definition:

““EU” means the European Union, together with the United Kingdom of Great Britain and Northern Ireland.”

2.5	The definition of “European Union” in Article 1 is hereby deleted in its entirety and replaced with the following definition:

““European Union” means the economic, scientific and political organization of member states as it may be constituted from time to time, which as of the Effective Date consists of Austria, Belgium, Bulgaria, Croatia, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, The Netherlands, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden and that certain portion of Cyprus included in such organization.”

2.6	The definition of “Field” in Article 1 is hereby deleted in its entirety and replaced with the following definition:

““Field” means vascular creation, repair, replacement, or reconstruction. For clarity, the “Field” does not include coronary artery bypass graft, pediatric heart surgery, or adhering pancreatic islet cells onto the outer surface of the Distribution Product for use in diabetic patients.”

2.7	The definition “Follow-On Distribution Agreement” in Article 1 is hereby amended by replacing “worldwide distribution rights” with “distribution rights in the Territory”.

2.8	The definition of [***] in Article 1 is hereby deleted in its entirety and replaced with the following definition:

[***]

2.9	The definition of “ROW” in Article 1 is hereby deleted in its entirety and replaced with the following definition:

““ROW” means all territories and countries of the world other than the EU, the United States, and the Terminated Territory.”

2.10	The definition of “Territory” in Article 1 is hereby deleted in its entirety and replaced by the following definition:

““Territory” means the EU and ROW, but, for clarity, in all cases excluding any country that is in the Terminated Territory.”

2.11	The definition of [***] in Article 1 is hereby deleted in its entirety and replaced with the following definition:

[***]

2.12	The definition of “US Launch Date” in Article 1 is hereby amended by adding [***] before [***] and by deleting [***] and [***] and the remainder of such definition.

2.13	Section 2.1 is hereby deleted in its entirety and replaced with the following:

“Overview. Except as otherwise expressly set forth in this Agreement, Fresenius will be the exclusive distributor of the Distribution Product in the Field throughout the Territory. Humacyte will Develop the Distribution Product and seek Regulatory Approval therefor in the US and EU and Fresenius will Develop the Distribution Product and seek Regulatory Approval therefor in the ROW, all in accordance with this Agreement. Except as otherwise set forth in this Agreement, Humacyte will be responsible for all Commercialization of the Distribution Product in the US and Fresenius will be responsible for all Commercialization of the Distribution Product in the Field in the Territory. The Parties anticipate entering into a country specific license and distribution agreement for each country in the Territory in which Fresenius will Commercialize the Distribution Product, as and to the extent needed or reasonably requested by a Party to address country specific terms or requirements (including the General Data Protection Regulation); any such agreement will be substantially similar to the terms of this Agreement, mutatis mutandis.”

2.14	In Section 2.2.2.4, the phrase “in the Territory” is hereby deleted in its entirety.

2.15	In Section 2.2.2.6, the phrase [***] is hereby deleted and replaced with [***].

2.16	Section 2.2.2.8 is hereby deleted in its entirety and replaced with “Reserved.”.

2.17	The following text is hereby added to the end of Section 3.1:

“Humacyte will [***] Develop and Commercialize the Distribution Product in the United States. Fresenius will [***] provide reasonable support to collaborate with Humacyte in its Commercialization of the Distribution Product in the Field in the United States, including adoption of the Distribution Product as a standard of care in patients for which such use is supported by superior clinical results and health economic analyses, through collaboration with the [***] and introductions to procurement specialists for its [***] businesses.”

2.18	Section 4.2 is hereby deleted in its entirety and replaced with the following:

“Communications with US Regulatory Authorities. Humacyte will provide the JSC for its review and discussion a brief description in English of the principal issues raised in each Material Communication with Regulatory Authorities in the US with respect to the Distribution Product in the Field. Humacyte will provide such descriptions of such Material Communications to the JSC within [***] after receipt thereof. With respect to any Material Communication with a Regulatory Authority in the US related to the Distribution Product in the Field, Humacyte will allow Fresenius a reasonable opportunity to review and comment on such proposed response to such Material Communication in advance of the transmission of such response, and Humacyte will reasonably consider all comments timely provided by Fresenius in connection therewith but shall be under no obligation to follow any recommendations or satisfy any requests contained in such comments.”

2.19	Section 5.1.1 is hereby deleted in its entirety and replaced with the following:

[***]

2.20	In Section 5.2.1, the phrase “each Listed Country in the EU/Japan [***] is hereby deleted and replaced with “the EU”.

2.21	The third sentence of Section 5.2.1 is hereby deleted in its entirety and replaced with the following:

“For each of the countries contemplated by Section 5.2.3, the Parties will each use Commercially Reasonable Efforts to achieve the Market Entry Criteria with respect to such country, provided that [***] (a) if the Distribution Product is eligible [***] (b) if the Distribution Product is [***].”

2.22	Section 5.2.3 is hereby deleted in its entirety and replaced with the following:

“For each country in the EU for which the Market Entry Criteria are satisfied, and for any country in the EU for which the Market Entry Criteria are not satisfied but with respect to which the Parties mutually agree in writing to conduct the activities contemplated by this Section 5.2.3, in each case, Humacyte will be responsible for, and will use Commercially Reasonable Efforts to conduct, the Market Entry Activities for such country other than Market Entry Activities relating to Pricing Approval, and Fresenius will be responsible for, and will use Commercially Reasonable Efforts to conduct, the Market Entry Activities for such country relating to Pricing Approvals. Notwithstanding the foregoing, [***].”

2.23	Section 6.3.1 is hereby deleted in its entirety and replaced with the following:

“Humacyte will notify Fresenius within [***] of Humacyte’s receipt of any meeting, visit or inspection notice from any Regulatory Authority in the EU pertaining to the Distribution Product in the Field [***] on a country-by-country basis [***].”

2.24	Section 7.1.1 is hereby deleted in its entirety and replaced with the following:

[***]

2.25	The second and third sentences of Section 7.2.1 are hereby deleted in their entirety and replaced with the following:

“Fresenius will be responsible for drafting the business plans and economic models for Developing and Commercializing the Distribution Product in the Field in the ROW (the “ROW Plans”). The Parties will each use Commercially Reasonable Efforts to achieve the Market Entry Criteria with respect to each country in the ROW.”

2.26	In Section 7.2.2, the phrase [***] is hereby deleted and replaced with [***].

2.27	The phrase [***] in each of Sections 8.3.1 and 8.3.2 shall be replaced in each instance with [***].

2.28	Section 9.1.2.1 is hereby deleted in its entirety and replaced with the following:

“Fresenius will be solely responsible for all Commercialization activities in the Field in the Territory for the Distribution Product, including setting all re-sale prices for Distribution Product in the Territory, handling all returns, order processing, invoicing and collection, booking of sales, inventory and receivables, and managed and government pricing programs; provided that Fresenius will carry out Commercialization activities, whether itself or through a Third Party, in each country in the Territory in a manner and pursuant to arrangements consistent with Fresenius’ ordinary course of business in such country [***].”

2.29	Sections 9.1.2.4, 9.1.3, 9.3.2 and 9.3.3 are hereby deleted in their entirety and replaced with “Reserved.”.

2.30	Section 9.4.1 is hereby deleted in its entirety and replaced with the following:

“Branding. Humacyte will lead and develop (and thereafter modify and update) a Branding Strategy for the Distribution Product in the Field in the US. Fresenius will lead and develop (and thereafter modify and update) a Branding Strategy for the Distribution Product in the Field in the Territory. Fresenius’ Branding Strategy may include using in the tradename of the Distribution Product the mark chosen by Humacyte for use in the tradename of the Distribution Product in the Field in the US [***].”

2.31	Schedule 9.4.2 and all references thereto are hereby deleted in their entirety.

2.32	Section 9.4.2 is hereby amended by deleting the second sentence thereof in its entirety.

2.33	Section 9.4.3.2 is hereby deleted in its entirety and replaced with the following:

“Humacyte will not produce marketing materials for the Distribution Product in the Field in the Territory. Humacyte will be solely responsible for its Branding Strategy and for producing marketing materials for the Distribution Product in the United States. Fresenius will provide reasonable support, including data, to assist Humacyte in the development of health economic support with respect to the Distribution Product in the United States with the goal of obtaining reimbursement for the Distribution Product in the United States in the Field.”

2.34	Sections 9.6 and 9.7 are hereby deleted in their entirety and replaced with “Reserved.”.

2.35	The following is hereby added as a new Section 9.10, immediately following Section 9.9.5:

“Humacyte Obligations. Humacyte will conduct Commercialization activities in the United States in the Field in accordance with Section 9.9, mutatis mutandis, but only to the extent such Laws and standards of conduct apply to the Commercialization of the Distribution Product in the United States.”

2.36	Section 10.1.1 is hereby deleted in its entirety and replaced with the following:

“Royalties to Fresenius. Humacyte will make royalty payments to Fresenius based on [***] of the Distribution Product in the United States in the Field [***] with the rates set forth in the table below.

Time Period	Royalty Rate on Net Sales
Until such time that Humacyte has paid to Fresenius a total of [***] in royalty payments pursuant to this Section 10.1.1	[***]
After Humacyte has paid to Fresenius a total of [***] in royalty payments pursuant to this Section 10.1.1	[***]

The Parties acknowledge that for purposes of this Section 10.1.1, the definition of Net Sales shall apply to Humacyte, mutatis mutandis, where, for clarity, (a) [***] (b) [***].

All such royalty payments to Fresenius are, in part, consideration for Fresenius’ activities under the Agreement prior to the Second Amendment Date and are in lieu of any other consideration with respect to the Commercialization of the Distribution Product and any Additional Products in the US.”

2.37	Section 10.1.5 is hereby amended by adding [***] after [***] and [***].

2.38	The terms of Section 10.2 (as amended by this Amendment) shall apply to both Parties, mutatis mutandis.

2.39	Section 10.2.3 is hereby deleted in its entirety and replaced with “Reserved.”.

2.40	Section 11.1 is hereby deleted in its entirety and replaced with the following:

“Manufacturing Responsibilities. Humacyte will be solely responsible for Manufacturing (or having Manufactured) all Distribution Product and will [***] Manufacture (or have Manufactured) Distribution Product in sufficient quantities as required for completion of the activities contemplated under this Agreement, including (a) for the performance of all Development activities, including all Clinical Studies, and (b) Fresenius’ sales projections for the Distribution Product in the Field [***]. Humacyte will Manufacture all Distribution Product to be supplied hereunder at the Facility. Each Unit of Distribution Product delivered to Fresenius will have a remaining shelf life at delivery not less than [***].”

2.41	Section 11.3.1 is hereby deleted in its entirety and replaced with “Reserved.”.

2.42	Section 11.3.2 is hereby deleted in its entirety and replaced with the following:

“Forecasts for Ex-US. Prior to launching the Distribution Product in a country in the Ex-US, the Parties will agree on the forecast requirements and order fulfillment requirements for such country.”

2.43	Section 11.4 is hereby deleted in its entirety and replaced with the following:

“Shortages. Without limiting any other rights or remedies that the Parties may have hereunder, in the event of a shortage of (a) any capacity or materials required to Manufacture Distribution Product or (b) Distribution Product, Humacyte will allocate the available capacity, materials or Distribution Product, in each case ((a) or (b)), in proportion to the [***]. Prior to the first Launch Date in the Territory, Humacyte will, for each raw material needed to Manufacture the Distribution Product in the Field, [***] either (a) at least [***] such raw material to Humacyte or (b) [***] for such raw material under which [***] for the manufacture of such raw material.”

2.44	Section 11.5 is hereby deleted in its entirety and replaced with the following:

“Facility Capacity. From the date that is [***] the first Launch Date in the Territory, and at all times during the Term thereafter, Humacyte will have the annual capacity to produce, [***] at the Facility, such number of Units of Distribution Product that would accommodate the greater of the [***] or the [***].

2.45	Section 11.9 is hereby amended by deleting clause (a) in its entirety and replacing it with “(a) [***] and”.

2.46	Section 12.1.1 is hereby amended by deleting clause (b) in its entirety and replacing it with “(b) Humacyte will retain those rights under such (sub)license grant for Humacyte and its Related Parties to Commercialize the Distribution Product in the Territory solely to support Commercialization of the Distribution Product in the US.”.

2.47	Section 12.2.1 is hereby deleted in its entirety and replaced with “Reserved.”.

2.48	Section 12.2.2 is hereby deleted in its entirety and replaced with the following:

“Subject to the terms and conditions of this Agreement, Fresenius hereby grants Humacyte a non-exclusive, non-transferable (except as provided in Section 18.1), sublicensable (in accordance with Section 12.3) license (including a right of reference) under the Fresenius Technology solely to Develop and Manufacture the Distribution Product in the Field anywhere in the world for sale to the Selling Parties in the Territory.”

2.49	Sections 12.6.1 and 12.6.2 are hereby amended by (a) replacing “worldwide” with “Ex-US”, and (b) inserting [***] after the word [***] in each instance.

2.50	The following text is hereby added to the end of Section 12.6.2:

“This Section 12.6.2 will apply on a [***] basis.”

2.51	The word “and” in Section 15.1(b) is hereby deleted and replaced with “or”.

2.52	Sections 16.4.1.2, 16.5.2.1 and 16.5.3 are hereby amended by deleting “in the Territory” in each instance.

2.53	Section 17.1 is hereby amended by deleting the following phrase:

“; provided that if at any time from or after the third (3rd) anniversary of the US Launch Date, (i) the Term for all countries in which there has then occurred a Launch Date has expired, (ii) neither Party has determined that the Market Entry Criteria are satisfied with respect to any additional country and (iii) the Parties have not otherwise agreed to conduct the Market Entry Activities with respect to any additional country, then this Agreement will expire in its entirety.”

2.54	Section 17.2.1 is hereby deleted in its entirety and replaced with “Reserved.”.

2.55	Section 17.8 is hereby deleted in its entirety and replaced with the following:

“Survival. In addition to the termination consequences set forth in Section 17.7, those provisions that by their terms or intended effect survive the expiration or termination of this Agreement shall so survive any expiration or termination of this Agreement and, in addition and without limiting the foregoing, the following provisions shall survive expiration or termination of this Agreement for any reason: Sections 1, 10.1.1, 10.2.4, 12.1.3, 13, 14.6.4 (but only with respect to amounts due to Third Parties), 14.6.5 (but only with respect to amounts due to Third Parties), 14.6.10, 15, 16.2.3, 16.3.1, 16.4.3, 16.10 and 18. Expiration or termination of this Agreement for any reason will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration, nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity, with respect to any breach of this Agreement. For the avoidance of doubt, termination of this Agreement will not affect any SDEA, which will continue to survive so long as any Distribution Product is being Commercialized.”

2.56	Section 18.11 is hereby deleted in its entirety and replaced with the following:

“Compliance with Export Regulations. Neither Party will export from the United States any technology licensed to it by the other Party under this Agreement except in compliance with United States export Laws and regulations.”

3.	Other Provisions.

3.1	Both Parties hereby confirm that the Agreement is in full force and effect, including as modified hereby.

3.2	As amended hereby, the Agreement shall remain in full force and effect.

3.3	This Second Amendment will be construed and the respective rights of the Parties determined in accordance with the substantive Laws of the State of Delaware, notwithstanding any Laws governing conflicts of Laws to the contrary.

3.4	This Second Amendment may be executed in two or more counterparts, including by facsimile of PDF signature pages, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(Signature page follows)

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to Distribution Agreement to be executed by their duly authorized representatives as of the Second Amendment Date.

FRESENIUS MEDICAL CARE HOLDINGS, INC.

By:	/s/ Karen A. Gledhill
Name:	Karen A. Gledhill
Title:	Senior Vice President and General Counsel

Date:	February 15, 2021

HUMACYTE, INC.

By:	/s/ Laura Niklason
Name:	Laura Niklason
Title:	President & CEO

Date:	2/15/2021

[Signature Page to Second Amendment to Distribution Agreement]